UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

     CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2007

DARDEN RESTAURANTS, INC.

Florida	1-13666	59-3305930
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

5900 Lake Ellenor Drive, Orlando, Florida 32809
(Address of principal executive offices) (Zip Code)

(407) 245-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

     On September 14, 2007, Darden Restaurants, Inc. (“Darden”) and RARE Hospitality International, Inc. (“RARE”) issued a joint press release announcing that they had received notification from the Federal Trade Commission (the “FTC”) on September 13, 2007 that the FTC has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. A copy of the press release is included as Exhibit 99.01 to this report and is incorporated in this report by reference.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.01	Joint press release, dated September 14, 2007, of Darden Restaurants, Inc. and
RARE Hospitality International, Inc. regarding early termination of the waiting period under the HSR Act

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Darden Restaurants, Inc.
(Registrant)

Date: September 14, 2007	By: /s/ Paula J. Shives
Name: Paula J. Shives
Title: Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

99.01	Joint press release, dated September 14, 2007, of Darden Restaurants, Inc. and
RARE Hospitality International, Inc. regarding early termination of the waiting period under the HSR Act